UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                ________________

                               SEPTEMBER 19, 2003
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              NIAGARA CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             DELAWARE                0-22206                59-3182820
 ----------------------------      ------------         -------------------
 (STATE OR OTHER JURISDICTION      (COMMISSION            (I.R.S. EMPLOYER
       OF INCORPORATION)           FILE NUMBER)         IDENTIFICATION NO.)

                               667 MADISON AVENUE
                               NEW YORK, NEW YORK
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     10021
                                  -----------
                                   (ZIP CODE)

                                 (212) 317-1000
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                   ------------------------------------------
                   (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                               SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On September 19, 2003, Niagara LaSalle (UK) Limited ("Niagara UK"), an English company and wholly owned subsidiary of Niagara Corporation, completed the sale of its GB Longmore property in Darlaston. Production at this site had been shifted to GB Longmore's Willenhall facility. Niagara UK received (pound)925,000 (approximately $1,469,000) for the sale of this leased real property after payment of (pound)413,000 (approximately $656,000) to the landlord under an option to purchase the property. The net proceeds will be used to pay down debt. A copy of the press release announcing the closing of this transaction is attached hereto as Exhibit 99.1.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) Exhibits.

99.1               Press Release dated September 19, 2003 issued by
                   Niagara Corporation.

                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NIAGARA CORPORATION


                                           By:/s/ Marc J. Segalman
                                             ----------------------
                                             Name:  Marc J. Segalman
                                             Title: Executive Vice President &
                                                           General Counsel

Date:  September 24, 2003